UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 29, 2008

Farmer Bros. Co.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-1375	95-0725980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20333 South Normandie Avenue, Torrance, California		90502
(Address of Principal Executive Offices)		(Zip Code)

(310) 787-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Compensatory Arrangements of Certain Officers.

(a)           Fiscal 2009 Executive Officer Base Salaries

On September 29, 2008, the Compensation Committee of the Board of Directors (the “Board”) of Farmer Bros. Co., a Delaware corporation (the “Company”), approved base salaries for the Company’s executive officers for the fiscal year ending June 30, 2009, as follows:  $390,000 for Roger M. Laverty III, Chief Executive Officer and President; $314,000 for Drew H. Webb, Executive Vice President and Chief Operating Officer; $299,000 for John E. Simmons, Treasurer and CFO; and $299,000 for Michael J. King, Vice President, Sales.  The increase in base salaries reflect a 4% cost of living adjustment over fiscal 2008 salary levels, prorated, in the case of Mr. Webb, based on his tenure with the Company.  The increases in base salaries will be retroactive to July 1, 2008, the first day of fiscal 2009.

Fiscal 2008 Incentive Compensation Awards; Bonus

On September 29, 2008, the Compensation Committee approved executive officer bonus awards for the fiscal year ended June 30, 2008 under the Farmer Bros. Co. 2005 Incentive Compensation Plan (the “2005 Plan”), a copy of which was previously filed by the Company on Form 8-K filed with the SEC on October 12, 2005.  For fiscal 2008, the Compensation Committee designated Roger M. Laverty III, John E. Simmons and Michael J. King as participants in the 2005 Plan.  For fiscal 2008, the Compensation Committee set the target awards of Messrs. Laverty, Simmons and King at $225,000, $150,000, $150,000, respectively.  At year-end, bonuses were awarded based on the level of achievement of Company financial performance criteria and each participant’s original goals.  The Compensation Committee has discretion to increase, decrease, or entirely eliminate the bonus amount derived from the 2005 Plan’s formula.  Based on the foregoing, the Compensation Committee approved fiscal 2008 cash incentive bonus awards for the Company’s executive officers as follows:  $175,000 for Mr. Laverty; $100,000 for Mr. Simmons; and $100,000 for Mr. King.  The form of award letter under the 2005 Plan for fiscal 2008 is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

On September 29, 2008, the Compensation Committee approved a non-recurring bonus of $58,000 for Drew H. Webb, the Company’s Executive Vice President and Chief Operating Officer, reflecting his contribution to the Company from March 3, 2008, the date of his hire, through the end of fiscal 2008.  Mr. Webb did not participate in the 2005 Plan in fiscal 2008.

Item 8.01. Other Events.

Declaration of Quarterly Dividend

On October 2, 2008, the Company issued a press release announcing the declaration of a quarterly dividend.  A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

2008 Annual Meeting of Stockholders

On September 30, 2008 the Board of Directors scheduled the 2008 Annual Meeting of Stockholders for December 11, 2008.  The meeting will be held at the Company’s headquarters in Torrance.

Item 9.01. Financial Statements and Exhibits.

(d)         Exhibits.

10.1*	Form of Award Letter (Fiscal 2008) under Farmer Bros. Co. 2005 Incentive Compensation Plan
99.1	Press Release of Farmer Bros. Co. dated October 2, 2008

* Management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 2, 2008

FARMER BROS. CO.

By:	/S/ JOHN E. SIMMONS
Name: John E. Simmons
Title: Treasurer, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1*	Form of Award Letter (Fiscal 2008) under Farmer Bros. Co. 2005 Incentive Compensation Plan
99.1	Press Release of Farmer Bros. Co. dated October 2, 2008

* Management contract or compensatory plan or arrangement.